EXHIBIT 10.34


                             [NORTEL NETWORKS LOGO]



CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                             LETTER OF AGREEMENT

March 14, 2002

SAVVIS Communications Corporation
12851 Worldgate Drive
Herndon, VA 20170

RE:  AMENDMENT OF PURCHASE AGREEMENT

Dear Sirs:

The purpose of this letter of agreement ("LOA") is to set forth our understanding relating to the amendment of the global purchase agreement made between Nortel Networks Inc. ("Nortel Networks") and SAVVIS Communications Corporation ("SAVVIS") dated June 30, 2000 (the "Purchase Agreement"). Each party signing this LOA represents that it is a party that entered into the Purchase Agreement, and has authority to amend the Purchase Agreement as set forth herein.

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Purchase Agreement as follows:

1. An additional sentence shall be added to the end of paragraph (a) of section 4 (Price and Payment) as follows:

"Notwithstanding anything else contained herein, Nortel Networks shall be entitled to require SAVVIS to pay in advance for products and services to be provided hereunder at any time that Nortel Networks, in its discretion, is not satisfied with SAVVIS' credit worthiness."

2. It is hereby agreed that Addendum Number 1 to the Purchase Agreement shall be stricken effective as of the date set forth above.

3. It is hereby agreed that Nortel Networks consents to the conveyance of the optical equipment described in Exhibit A attached hereto by SAVVIS to [**], on terms and conditions to be negotiated between Nortel and [**]. SAVVIS agrees that it shall provide reasonable assistance to Nortel Networks in identifying the software installed on the equipment described in Exhibit A.

Please acknowledge SAVVIS' agreement with this LOA by having two copies of this LOA executed in the space below. Upon execution, please return both originals for execution by Nortel Networks to Saundra Adams, 4010 East Chapel Hill-Nelson Highway, Research Triangle Park, North Carolina 27709, Dept. 9787, mail stop D17/03/0F2. A fully executed original will be returned to you for your records.

ACCEPTED AND AGREED:
SAVVIS COMMUNICATIONS CORPORATION

BY: /S/ LANE H. BLUMENFELD

TITLE: ACTING GENERAL COUNSEL AND VICE PRESIDENT



ACCEPTED AND AGREED:
NORTEL NETWORKS INC.

BY: /S/ PAUL KNUDSEN

TITLE: SENIOR COUNSEL





[**] CONFIDENTIAL TREATMENT REQUESTED

                                  Exhibit A
                                  Equipment

--------------------------------------------------------------------------------------------------------
     ITEM                                     DESCRIPTION                                      QTY
--------------------------------------------------------------------------------------------------------
NTCA89GA      7 FT. OPTera LH  Bay Assembly                                                    55
--------------------------------------------------------------------------------------------------------
NTCA89GB      7 FT. OTP Bay Assembly with 1 Extension Shelf                                    33
--------------------------------------------------------------------------------------------------------
NT7E6040      Frame Leveling kit                                                               109
--------------------------------------------------------------------------------------------------------
NT7E74AA      Zone 4 Earthquake Anchor Bolts Kit                                               88
--------------------------------------------------------------------------------------------------------
NTRU0410      Frame Insulator Kit                                                              88
--------------------------------------------------------------------------------------------------------
NTCA89GL      Frame Accessory Kit (ANSI)                                                       109
--------------------------------------------------------------------------------------------------------
NTCA89GE      Power Jumper Cable Kit for Single Feed Configuration Opter LH bays               108
--------------------------------------------------------------------------------------------------------
NTCA79AA      Consumable spares kit                                                            88
--------------------------------------------------------------------------------------------------------
IRM           Installation Materials                                                           107
--------------------------------------------------------------------------------------------------------
NTCA41CA         1  Shelf Controller (32M)                                                     109
--------------------------------------------------------------------------------------------------------
NTCA48AA         2  Message Transfer                                                           130
--------------------------------------------------------------------------------------------------------
NTCA47AA      Orderwire                                                                        88
--------------------------------------------------------------------------------------------------------
NTCA40BA         2  Breaker/Filter Module DX/LH                                                218
--------------------------------------------------------------------------------------------------------
NTCA49AA      Transport Shelf Filler Card (Single Slot)                                       1338
--------------------------------------------------------------------------------------------------------
NTCA59AA      Control Shelf Filler Card (1 inch)                                              1298
--------------------------------------------------------------------------------------------------------
NTZP17BE      OPTera LH Maintenance Interface with S/W Release 3.0                             88
--------------------------------------------------------------------------------------------------------
NTCA42BA         1  Maintenance Interface - 128Mb                                               0
--------------------------------------------------------------------------------------------------------
NTCA61CA         1  OPTera LH Release 3.0 Superset
--------------------------------------------------------------------------------------------------------
NTCA04FP      OC-192 XR (Univ) 1533.47nm DWDM / SR Rx                                           7
--------------------------------------------------------------------------------------------------------
NTCA04GP      OC-192 XR (Univ) 1535.04nm DWDM / SR Rx                                           7
--------------------------------------------------------------------------------------------------------
NTCA04XP      OC-192 XR (Univ) 1555.75nm DWDM / SR Rx                                           7
--------------------------------------------------------------------------------------------------------
NTCA04QP      OC-192 XR (Univ) 1557.36nm DWDM / SR Rx                                           7
--------------------------------------------------------------------------------------------------------
NTCC14CC      DCM_60 Module Assembly (SC)                                                      12
--------------------------------------------------------------------------------------------------------
NTCC14DC      DCM_80 Module Assembly (SC)                                                       0
--------------------------------------------------------------------------------------------------------
NTCC14EC      DCM_100 Module Assembly (SC)                                                      0
--------------------------------------------------------------------------------------------------------
NTCC14FC      DSF DCM_100P                                                                      0
--------------------------------------------------------------------------------------------------------
NTCC14GC      DSF DCM_200P                                                                     14
--------------------------------------------------------------------------------------------------------
NTCC14HC      DSF DCM_100N                                                                      3
--------------------------------------------------------------------------------------------------------
NTCC14JC      DSF DCM_300N                                                                     15
--------------------------------------------------------------------------------------------------------
NTCA11NK      MOR+ w/MSA PreBlue/PostRed (Univ) w/1510nm OSC                                   127
--------------------------------------------------------------------------------------------------------
NTCA11PK      MOR+ w/MSA PreRed / PostBlue (Univ) w/1510nm OSC                                 127
--------------------------------------------------------------------------------------------------------
NTCA11CK      1625 Optical Service Channel (Univ)                                              90
--------------------------------------------------------------------------------------------------------
NTCC99AC      Optical SC Connector Kit (Single Connector)                                     1516
--------------------------------------------------------------------------------------------------------
NTCA88GA      DWDM 4 Coupler Shelf Assembly                                                    66
--------------------------------------------------------------------------------------------------------
NTCA10CC      100GHz 8+2w DWDM Coupler MB / DR w/VOA (SC)                                      28
--------------------------------------------------------------------------------------------------------
NTCA10DC      100GHz 8+2 DWDM Coupler MR / DB w/VOA (SC)                                       28
--------------------------------------------------------------------------------------------------------
NTCA13AC      100GHz DWDM, ADM 1533.47 / 1555.75 (SC) - Fixed                                   0
--------------------------------------------------------------------------------------------------------
NTCA13BC      100GHz DWDM, ADM 1535.04 / 1557.36 (SC) - Fixed                                   0
--------------------------------------------------------------------------------------------------------
NTCA15GP      MOR+ L Bd Overlay 2 x Coupler (SC) LH Bay                                        82
--------------------------------------------------------------------------------------------------------
NTCA15GQ      MOR+ L Bd Overlay 2 x Coupler w/ 1625 nm OSC (SC) LH Bay                         90
--------------------------------------------------------------------------------------------------------
NTZP17AJ      OPTera LH OPC S/W Load Release 3.0-Complete pakage                                4
--------------------------------------------------------------------------------------------------------
NTCA50BA         1  OC-192 OPC Controller (122M)                                                4
--------------------------------------------------------------------------------------------------------
NTCA52AA         1  OC-192 OPC I/O                                                              4
--------------------------------------------------------------------------------------------------------


NTCA51AA         1  OC-192 OPC Storage Module                                                   4
--------------------------------------------------------------------------------------------------------
NTCA61CA         1  OPTera LH Release 3.0 Superset
--------------------------------------------------------------------------------------------------------
NTCA53BA         1  OC-192 OPC Removable Media (122Mb)                                          4
--------------------------------------------------------------------------------------------------------
NTCA61CA         1  OPTera LH Release 3.0 Superset
--------------------------------------------------------------------------------------------------------
NTCA62DA      OC-192 Application - MOR+                                                        57
--------------------------------------------------------------------------------------------------------
NTCA62DB      OPTera LH application- Combiner/Translator/Regenerator                           30
--------------------------------------------------------------------------------------------------------
NTCA62FB      OC-192 Feature-Forward Error Correction                                          35
--------------------------------------------------------------------------------------------------------
NTCA64EA      OPTera LH Release 1 & 2 CD ROM (Covers (Releases 1.2, 1.5, 2.0)                  86
--------------------------------------------------------------------------------------------------------
NTCA36AA      Orderwire Handset 11 Assy.                                                       86
--------------------------------------------------------------------------------------------------------
NTCC90HA      9/25 Pin OC-192 OPC Interface to an External Modem (65 ft.)                       4
--------------------------------------------------------------------------------------------------------
NTCC90BB      Ethernet cable 40m - OC-192 MI or OPC to Ethernet LAN                            17
--------------------------------------------------------------------------------------------------------
NTCC8930      9/25 Pin User Interface Modem Access Cable 20m (66ft)                            17
--------------------------------------------------------------------------------------------------------
NT7E44EA      9/25 -Pin User Interface Cable (5m)                                              79
--------------------------------------------------------------------------------------------------------
NT7E44MA      Null Modem Adaptor                                                               79
--------------------------------------------------------------------------------------------------------
A0704477      SM Optical Patchcord 1 M (3.3 FT) (SC-tuned)                                      8
--------------------------------------------------------------------------------------------------------
NT7E46HA      SM Optical Patchcord 5m (SC-tuned)                                              1024
--------------------------------------------------------------------------------------------------------
NT7E46HB      SM Optical Patchcord 10m (SC-tuned)                                              564
--------------------------------------------------------------------------------------------------------
A0780967      1dB, SC Ultra PC, Plug Type Attenuator [JDS part FA110-35-01-HP5]                314
--------------------------------------------------------------------------------------------------------
A0788118      2dB, SC Ultra PC, Plug Type Attenuator [JDS part FA110-35-02-HP5]                48
--------------------------------------------------------------------------------------------------------
A0780969      3dB, SC Ultra PC, Plug Type Attenuator [JDS part FA110-35-03-HP5]                231
--------------------------------------------------------------------------------------------------------
A0733558      5dB, SC Ultra PC, Plug Type Attenuator [JDS part FA110-35-05-HP5]                44
--------------------------------------------------------------------------------------------------------
A0733589      10dB, SC Ultra PC, Plug type Attenuator [JDS part FA110-35-10-HP5]               194
--------------------------------------------------------------------------------------------------------
NTCA91AB      7 FT. HD Mechanical Bay Assembly with Trib Shelf                                 21
--------------------------------------------------------------------------------------------------------
NTCA44AA         2  External Synchronization InterFace                                         42
--------------------------------------------------------------------------------------------------------
NTCA26AA      HDX65 Switch Module (65 Gb/s)                                                    42
--------------------------------------------------------------------------------------------------------
NTZP17BD      OC-192 Maintenance Interface with S/W Release 1 Connect DX                       22
--------------------------------------------------------------------------------------------------------
NTCA06FP      OC-192 AM2 T/R 1533.47nm +/- CHIRP                                               20
--------------------------------------------------------------------------------------------------------
NTCA06GP      OC-192 AM2 T/R 1535.04nm +/- CHIRP                                               20
--------------------------------------------------------------------------------------------------------
NTCA06XP      OC-192 AM2 T/R 1555.75nm +/- CHIRP                                               20
--------------------------------------------------------------------------------------------------------
NTCA06LP      OC-192 AM2 T/R 1557.36nm +/- CHIRP                                               20
--------------------------------------------------------------------------------------------------------
NTCA30CK      OC-48 Tributary Tx/Rx Short Reach (1310nm, Univ.)                                84
--------------------------------------------------------------------------------------------------------
NTZP17AG      OPTera Connect DX S/W R. 1.0 OPC Kit (SONET)                                      2
--------------------------------------------------------------------------------------------------------
NTCA62AD      OC-192 Application - 4 Fiber BLSR / Linear ADM                                   21
--------------------------------------------------------------------------------------------------------
NTCA64DA      OPTera DX Connect Release 1.0 Documentation                                      19
--------------------------------------------------------------------------------------------------------
NT7E46HC      SM Optical Patchcord 15m (SC-tuned)                                              168
--------------------------------------------------------------------------------------------------------
NTCA06FM      ELEAF OC-192 TR (Univ) 1533.47nm DWDM / SR Rx                                     1
--------------------------------------------------------------------------------------------------------
NTCA06GM      ELEAF OC-192 TR (Univ) 1535.04nm DWDM / SR Rx                                     1
--------------------------------------------------------------------------------------------------------
NTCA06XM      ELEAF OC-192 TR (Univ) 1555.75nm DWDM / SR Rx                                     1
--------------------------------------------------------------------------------------------------------
NTCA06LM      ELEAF OC-192 TR (Univ) 1557.36nm DWDM / SR Rx                                     1
--------------------------------------------------------------------------------------------------------





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